Guarantees	12 Months Ended
Dec. 31, 2011
Guarantees [Abstract]
Guarantees
Guarantees:
In conjunction with the sale of certain facilities, including the sale of our surgery centers, outpatient, and diagnostic divisions during 2007, HealthSouth assigned, or remained as a guarantor on, the leases of certain properties and equipment to certain purchasers and, as a condition of the lease, agreed to act as a guarantor of the purchaser’s performance on the lease. In addition, HealthSouth guarantees one real estate lease for a joint venture entity which it accounts for using the equity method of accounting. Should the purchaser or lessee fail to pay the obligations due on these leases or contracts, the lessor or vendor would have contractual recourse against us.
As of December 31, 2011, we were secondarily liable for 23 such guarantees. The remaining terms of these guarantees range from one month to 90 months. If we were required to perform under all such guarantees, the maximum amount we would be required to pay approximated $23.9 million.
We have not recorded a liability for these guarantees, as we do not believe it is probable we will have to perform under these agreements. If we are required to perform under these guarantees, we could potentially have recourse against the purchaser or lessee for recovery of any amounts paid. In addition, the purchasers of our surgery centers, outpatient, and diagnostic divisions have agreed to seek releases from the lessors and vendors in favor of HealthSouth with respect to the guarantee obligations associated with these divestitures. To the extent the purchasers of these divisions are unable to obtain releases for HealthSouth, the purchasers remain obligated under the terms of the applicable purchase agreements to indemnify HealthSouth for damages incurred under the guarantee obligations, if any. These guarantees are not secured by any assets under the agreements.